                                                                    EXHIBIT 99.6

Kiss.com, Inc. audited financial statements as of December 31, 2000 and December 31, 1999 and for the fiscal years ended December 31, 2000 and December 31, 1999 (with indpendent auditors' report thereon).

                                 KISS.COM, INC.

                              Financial Statements

                           December 31, 2000 and 1999

                   (With Independent Auditors' Report Thereon)

                                 KISS.COM, INC.


                                TABLE OF CONTENTS



                                                                    PAGE

Independent Auditors' Report...............................          1

Balance Sheets.............................................          2

Statements of Operations...................................          3

Statements of Stockholders' Deficit........................          4

Statements of Cash Flows...................................          5

Notes to Financial Statements..............................          6

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Kiss.com, Inc.:


We have audited the accompanying balance sheets of Kiss.com, Inc. as of December 31, 2000 and 1999 and the related statements of operations, stockholders' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kiss.com, Inc. as of December 31, 2000 and 1999 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP

Seattle, Washington
April 27, 2001

                                 KISS.COM, INC.

                                 Balance Sheets

                           December 31, 2000 and 1999



                                      ASSETS                                             2000                        1999
                                                                                -------------------------     ----------------------

Current assets:
   Cash ...............................................................       $                 111                         111
   Prepaid expenses ...................................................                      17,204                       6,347
                                                                                -------------------------     ----------------------

                Total current assets ..................................                      17,315                       6,458
                                                                                -------------------------     ----------------------

Computer and office equipment:
   Computer equipment .................................................                     317,221                     220,125
   Office equipment ...................................................                      41,931                      41,931
   Less accumulated depreciation and amortization .....................                    (202,075)                   (117,339)
                                                                                -------------------------     ----------------------

                Total computer and office equipment, net ..............                     157,077                     144,717
                                                                                -------------------------     ----------------------

Intangible assets, less accumulated amortization ......................                          --                     369,934
                                                                                -------------------------     ----------------------

                Total assets ..........................................       $             174,392                     521,109
                                                                                =========================     ======================

                       LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
   Bank overdrafts ....................................................       $               2,674                      71,141
   Current portion of obligations under capital leases ................                      50,684                      19,512
   Accounts payable ...................................................                     304,238                      92,596
   Accrued salaries and wages .........................................                     119,220                      76,028
   Loan payable .......................................................                      37,980                      50,249
   Note payable to related party ......................................                      75,000                      75,000
   Deferred revenue, current portion ..................................                     426,895                     112,616
                                                                                -------------------------     ----------------------

                Total current liabilities .............................                   1,016,691                     497,142

Deferred revenue, less current portion ................................                      54,039                      26,862
Obligations under capital leases, less current portion ................                      63,192                      55,707
                                                                                -------------------------     ----------------------

                Total liabilities .....................................                   1,133,922                     579,711
                                                                                -------------------------     ----------------------

Stockholders' deficit:
   Common stock, $0.1 par value, authorized 15,000,000 shares; issued
      and outstanding 3,894,375 shares at December 31, 2000 and 1999 ..                     389,438                     389,438
   Additional paid-in capital .........................................                   1,941,857                   1,821,830
   Deferred stock-based compensation ..................................                     (27,224)                    (90,078)
   Accumulated deficit ................................................                  (3,263,601)                 (2,179,792)
                                                                                -------------------------     ----------------------

                Total stockholders' deficit ...........................                    (959,530)                    (58,602)

Commitments and subsequent event
                                                                                -------------------------     ----------------------

                Total liabilities and stockholders' deficit ...........       $             174,392                     521,109
                                                                                =========================     ======================


See accompanying notes to financial statements.

                                  KISS.COM, INC

                            Statements of Operations

                     Years ended December 31, 2000 and 1999




                                                                       2000                           1999
                                                              ------------------------       --------------------

Sales ................................................     $        3,495,004                        979,514
                                                              ------------------------       --------------------

Operating expenses:
   Selling, general and administrative expenses ......              2,056,369                      2,372,688
   Advertising expense ...............................              2,376,630                        593,610
   Impairment loss ...................................                105,556                             --
                                                              ------------------------       --------------------

         Total operating expenses ....................              4,538,555                      2,966,298
                                                              ------------------------       --------------------

               Operating loss ........................             (1,043,551)                    (1,986,784)

Interest income ......................................                     --                             11
Interest expense .....................................                (40,258)                       (16,203)
                                                              ------------------------       --------------------

               Net loss ..............................     $       (1,083,809)                    (2,002,976)
                                                              ========================       ====================


See accompanying notes to financial statements.

                                 KISS.COM, INC.

                       Statements of Stockholders' Deficit

                     Years ended December 31, 2000 and 1999




                                                                  COMMON STOCK                    ADDITIONAL
                                                      -------------------------------------        PAID-IN
                                                            SHARES             AMOUNT              CAPITAL
                                                      -------------------  ---------------- -----------------------

Balances at December 31, 1998 ...................          2,000,000       $   200,000                  18,190

Contributions to capital ........................                 --                --                  50,000
Distributions to stockholder ....................                 --                --                  (7,000)
Issuance of common stock ........................          1,894,375           189,438                 180,562
Stock-based compensation ........................                 --                --               1,580,078
Net loss ........................................                 --                --                      --
                                                      -------------------  ---------------- -----------------------

Balances at December 31, 1999 ...................          3,894,375           389,438               1,821,830

Contributions to capital ........................                 --                --                 170,000
Distributions to stockholder ....................                 --                --                 (10,000)
Stock-based compensation ........................                 --                --                 (39,973)
Net loss ........................................                 --                --                      --
                                                      -------------------  ---------------- -----------------------

Balances at December 31, 2000 ...................          3,894,375       $   389,438               1,941,857
                                                      ===================  ================ =======================

                                                             DEFERRED                                         TOTAL
                                                           STOCK-BASED             ACCUMULATED            STOCKHOLDERS'
                                                           COMPENSATION              DEFICIT            EQUITY (DEFICIT)
                                                      -----------------------  --------------------- ------------------------

Balances at December 31, 1998 ...................                     --               (176,816)                  41,374

Contributions to capital ........................                     --                     --                   50,000
Distributions to stockholder ....................                     --                     --                   (7,000)
Issuance of common stock ........................                     --                     --                  370,000
Stock-based compensation ........................                (90,078)                    --                1,490,000
Net loss ........................................                     --             (2,002,976)              (2,002,976)
                                                      -----------------------  --------------------- ------------------------

Balances at December 31, 1999 ...................                (90,078)            (2,179,792)                 (58,602)

Contributions to capital ........................                     --                     --                  170,000
Distributions to stockholder ....................                     --                     --                  (10,000)
Stock-based compensation ........................                 62,854                     --                   22,881
Net loss ........................................                     --             (1,083,809)              (1,083,809)
                                                      -----------------------  --------------------- ------------------------

Balances at December 31, 2000 ...................                (27,224)            (3,263,601)                (959,530)
                                                      =======================  ===================== ========================


See accompanying notes to financial statements.

                                 KISS.COM, INC.

                            Statements of Cash Flows

                     Years ended December 31, 2000 and 1999




                                                                                          2000                     1999
                                                                                  -----------------------  ----------------------

Cash flows from operating activities:
  Net loss ................................................................     $        (1,083,809)              (2,002,976)
                                                                                  -----------------------  ----------------------
  Adjustments to reconcile net loss to net cash used in
    operating activities:
         Depreciation and amortization ....................................                 349,114                  156,383
         Stock-based compensation expense .................................                  22,881                1,490,000
         Impairment loss ..................................................                 105,556                       --
         Change in certain assets and liabilities:
             Prepaid expenses .............................................                 (10,857)                  (5,873)
             Accounts payable .............................................                 211,642                   81,863
             Accrued salaries and wages ...................................                  43,192                   49,402
             Deferred revenue .............................................                 341,456                  126,356
                                                                                  -----------------------  ----------------------

                Total adjustments .........................................               1,062,984                1,898,131
                                                                                  -----------------------  ----------------------

                Net cash used in operating activities .....................                 (20,825)                (104,845)
                                                                                  -----------------------  ----------------------

Cash used in investing activities:
  Purchase of intangibles and equipment ...................................                      --                 (500,000)
  Capital expenditures ....................................................                 (14,562)                 (13,682)
                                                                                  -----------------------  ----------------------

                Net cash used in investing activities .....................                 (14,562)                (513,682)
                                                                                  -----------------------  ----------------------

Cash flows from financing activities:
  Proceeds from (repayments of) bank overdrafts ...........................                 (68,467)                  71,141
  Repayment of capital lease obligations ..................................                 (43,877)                  (8,266)
  Borrowings (repayment) on loan payable ..................................                 (12,269)                  50,249
  Borrowings on note payable ..............................................                      --                   75,000
  Capital contributions ...................................................                 170,000                   50,000
  Distributions to stockholder ............................................                 (10,000)                  (7,000)
  Proceeds from issuance of common stock ..................................                      --                  370,000
                                                                                  -----------------------  ----------------------

                Net cash provided by financing activities .................                  35,387                  601,124
                                                                                  -----------------------  ----------------------

                Net decrease in cash ......................................                      --                  (17,403)

Cash at beginning of year .................................................                     111                   17,514
                                                                                  -----------------------  ----------------------

Cash at end of year .......................................................     $               111                      111
                                                                                  =======================  ======================

Supplemental disclosure of cash flow information - cash paid
  during the year for interest ............................................     $            31,258                   16,203
                                                                                  =======================  ======================

Supplemental schedule of noncash investing and financing
  activities - equipment acquired under capital leases ....................     $            82,534                   83,485
                                                                                  =======================  ======================


See accompanying notes to financial statements.

                                 KISS.COM, INC.

                          Notes to Financial Statements

                           December 31, 2000 and 1999





(1)    NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       (a)    ORGANIZATION AND BUSINESS

              On February 9, 1996, Kiss.com, Inc. (Company), a Washington company, located in Seattle, Washington, was formed for the purpose of providing Internet dating services on a global basis. The Company is a technology business with primary operations designed to develop and operate a high quality, Internet based, introduction, matchmaking, relationship and dating website. The website can be found using the URL http://www.kiss.com.


       (b)    COMPUTER AND OFFICE EQUIPMENT

              Computer and office equipment are stated at cost. Computer equipment under capital leases are stated at the present value of the minimum lease payments. Depreciation and amortization are computed using the straight-line method over the assets' estimated useful lives of two to five years. Computer equipment held under capital leases are amortized straight-line over the shorter of the lease term or estimated useful life of asset.


       (c)    REVENUE RECOGNITION AND COST OF REVENUE

              Revenue is earned from the sale of subscriptions to the services offered by the Company and is recorded net of credit card fees. Payment is made by the subscriber in advance, usually by credit card, and can be for a subscription period ranging from one month to two years depending on the product selected at the time of subscription. The revenue received is initially deferred and recognized on a straight-line basis over the period of each subscription. Revenue is mainly generated from subscribers located in the United States of America.

              Deferred revenue consist of subscription revenue to be earned in the future on agreements in existence and paid by the subscriber prior to the balance sheet date.

              The Company does not enter into barter transactions.


       (d)    FEDERAL INCOME TAXES

              Federal income taxes have not been provided for in the accompanying financial statements as the Company is a subchapter S corporation. Federal income taxes are paid by the stockholders and are reported on their respective individual tax returns.




                                       6                             (Continued)

                                 KISS.COM, INC.

                          Notes to Financial Statements

                           December 31, 2000 and 1999




       (e)    STOCK-BASED COMPENSATION

              The Company accounts for its stock option plans for employees in accordance with the provisions of Accounting Principles Board
              (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. As such, compensation expense related to employee stock options is recorded to the extent that, on the date of grant, the fair value of the underlying stock exceeds the exercise price. The Company applies the disclosure-only requirements of Statement of Financial Accounting Standard (SFAS) No. 123, Accounting for Stock-Based Compensation, under which pro forma net income disclosures are provided for employee stock option grants as if the fair-value based method of accounting in SFAS No. 123 had been applied to these transactions.


       (f)    ADVERTISING EXPENSES

              The costs of advertising and promoting products are expensed as incurred. Such costs are included in operating expenses and totaled $2,376,630 and $593,610 during the years ended December 31, 2000 and 1999, respectively. Prepaid advertising costs are included on the balance sheet in prepaid expenses and expensed in the period the advertising takes place.

              The Company incurs advertising expenses in relation to banner advertising on other websites. The fee is related to the number of members which subscribe to Kiss.com's services and is expensed as incurred. Amounts incurred for 2000 and 1999 were $325,621 and $74,109, respectively, which are included as part of advertising expenses.


       (g)    LONG-LIVED ASSETS

              The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.


       (h)    DEVELOPMENT COSTS

              In March 2000, the Emerging Issues Task Force reached a consensus on EITF 00-2, Accounting for Web site Development Costs, which became effective on July 1, 2000. This EITF requires that costs associated with planning and operating the Web site be expensed as incurred while certain costs incurred to develop Web site applications and infrastructure be capitalized and amortized over the estimated useful life of the asset. All of the costs of developing the Company's Web site application were incurred prior to July 1, 2000 and were expensed as incurred.





                                       7                             (Continued)

                                 KISS.COM, INC.

                          Notes to Financial Statements

                           December 31, 2000 and 1999




       (i)    USE OF ESTIMATES

              The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


(2)    LIQUIDITY

       The accompanying financial statements have been prepared assuming the Company will continue as a going concern.

       The Company has an accumulated deficit of $3,263,601 and a working capital deficit of $999,376 at December 31, 2000. uDate.com, Inc. acquired the Company as of March 29, 2001, and has committed to provide financial support to the Company from the date of the acquisition, if necessary, to meet operating cash flow requirements.


(3)    LEASES

       The Company leases computer equipment under several noncancelable capital leases that expire from 2002 to 2003. The gross amount of these capital leases is as follows at December 31:

                                                                               2000                   1999
                                                                        -------------------    -------------------

                  Computer equipment..........................       $           166,020                 83,485
                  Less accumulated amortization...............                    52,217                  5,938
                                                                        -------------------    -------------------

                                                                     $           113,803                 77,547
                                                                        ===================    ===================


       Amortization of computer equipment under capital leases is included in selling, general and administrative expenses.

       In addition, the Company leases an automobile under a noncancelable operating lease that expires in May 2003. Expense related to this operating lease amounted to $4,112 and $0 during 2000 and 1999, respectively.




                                       8                             (Continued)

                                 KISS.COM, INC.

                          Notes to Financial Statements

                           December 31, 2000 and 1999



       Future minimum lease payments for the automobile under a noncancelable operating lease and future minimum capital lease payments as of December 31, 2000 are:

                                    YEAR ENDING DECEMBER 31                         CAPITAL LEASES        OPERATING LEASE
                  ------------------------------------------------------------    -------------------    -------------------

                  2001...................................................      $            85,588                  3,018
                  2002...................................................                   71,124                  3,018
                  2003...................................................                   17,300                  1,004
                                                                                  -------------------    -------------------

                                Total minimum lease payments.............                  174,012    $             7,040
                                                                                                         ===================

                  Less amount representing interest (at rates
                      ranging from 8.4% to 39.3%)........................                  (60,136)
                                                                                  -------------------

                                Present value of net minimum
                                  capital lease payments.................                  113,876

                  Less current installments of obligations
                      under capital leases...............................                   50,684
                                                                                  -------------------

                                Obligations under capital
                                  leases, excluding current
                                  installments...........................      $            63,192
                                                                                  ===================


       Rent expense for office space amounted to $38,128 and $20,907 during the years ended December 31, 2000 and 1999, respectively. The Company entered into a new 32-month noncancelable lease for office space commencing in February 2001 for $20,671 a month.


(4)    ASSET ACQUISITION

       In July 1999, the Company acquired certain assets of PClove.com. As a result of the acquisition, the Company recorded $20,000, $200,000 and $280,000 for computer equipment, a non-compete agreement and membership base, respectively. The non-compete agreement was to be amortized on a straight-line method over the life of the agreement of three years. The membership base is amortized on a straight-line method over the estimated average membership life of 17 months. The acquisition was financed through cash, a $75,000 note payable and a $50,000 loan with US Bank. The Company raised cash by issuing common stock.

       At December 31, 2000, the Company reassessed the carrying value of the covenant not to compete. Based on this assessment, which included the significant growth in the Company's membership base and the ability of the former owner of PClove.com to compete against Kiss.com, the Company determined that the carrying cost of the covenant not to compete was impaired. At December 31, 2000, the fair value of the remaining $105,556 net book value of the non-compete agreement was determined to be zero, resulting in an impairment charge in 2000.




                                       9                             (Continued)

                                 KISS.COM, INC.

                          Notes to Financial Statements

                           December 31, 2000 and 1999




(5)    LOAN AND NOTE PAYABLE

       In July 1999, the Company entered into a line of credit of $50,000 with US Bank for the purpose of funding the acquisition of certain assets of PClove.com. The loan bears variable interest at a rate of prime plus 2.4%, which was approximately 11.9% and 10.9% at December 31, 2000 and 1999, respectively, and requires monthly payments of 2.5% of the outstanding principal balance plus interest. The loan was paid off in full in February 2001.

       In July 1999, the Company issued a promissory note for $75,000 to a brother of the Company's President, which bears interest at 12% per annum. Interest and principal were due on December 31, 2000 and were fully paid in February 2001. The note was issued for the purpose of funding the 1999 acquisition of PClove.com. As of December 31, 2000, the total principal and accrued interest outstanding were $75,000 and $9,000, respectively.


(6)    EQUITY

       On September 20, 1999, the Company issued 1,875,000 shares of common stock to the Company's President in exchange for $340,000 in cash to partially fund the acquisition of certain assets of PClove.com. In connection with the issuance of the shares, the Company recorded a compensation charge of $1,490,000 for the difference between the deemed fair value of the common stock issued and the cash received.

       On September 25, 1999, the Company's Board of Directors authorized a ten-for-one split of the Company's common stock. All shares of common stock, stock options and per share amounts have been adjusted in these financial statements to reflect this stock split.

       On September 30, 1999, the Company issued 19,375 shares of common stock to a brother of the Company's President, in exchange for $30,000 in cash, to partially fund the acquisition of certain assets of PClove.com.


(7)    STOCK OPTIONS

       In 1998, the Company's Board of Directors adopted the 1998 Stock Option Plan (the "Plan"), which provides for the issuance of incentive stock options and non-qualified options to eligible individuals responsible for the management, growth, and financial success of the Company. In September 1999 and August 2000, the Plan was amended in order to increase the number of shares available under the Plan. At December 31, 2000, there are 1,100,000 shares of common stock reserved for issuance under the Plan. The option price is determined by the Board of Directors at the time the option is granted. The stock acquired through the exercise of options carries certain restrictions, as specified in the Plan. Options generally vest over a five-year period and expire ten years from the date of grant.

       Compensation expense recognized related to stock options amounted to $22,881 and $0 in 2000 and 1999, respectively.




                                       10                            (Continued)

                                 KISS.COM, INC.

                          Notes to Financial Statements

                           December 31, 2000 and 1999




       A summary of the Company's stock option activity is as follows:

                                                                                 OPTIONS OUTSTANDING
                                                                          -----------------------------------
                                                           SHARES                               WEIGHTED           WEIGHTED
                                                        AVAILABLE FOR        NUMBER OF           AVERAGE         AVERAGE FAIR
                                                            GRANT             OPTIONS        EXERCISE PRICE          VALUE
                                                       ----------------   ----------------   ----------------   ----------------


Balances at December 31, 1998..................             150,000            350,000    $        0.24                 --

Plan amendment.................................             500,000                 --               --                 --
Granted - exercise price = fair value..........            (137,500)           137,500             0.24               0.06
Granted - exercise price less than fair value..            (692,500)           692,500             1.41               0.51
Options forfeited..............................             422,500           (422,500)            0.24                 --
                                                       ----------------   ----------------   ----------------

Balances at December 31, 1999..................             242,500            757,500             1.31

Plan amendment.................................             100,000                 --               --                 --
Granted - exercise price = fair value..........            (538,000)           538,000             2.72               0.71
Granted - exercise price less than fair value..             (50,000)            50,000             1.44               3.18
Options forfeited..............................             453,000           (453,000)            1.87                 --
                                                       ----------------   ----------------   ----------------

Balances at December 31, 2000..................             207,500            892,500    $        1.88
                                                       ================   ================   ================


       The following table summarizes information about stock options outstanding at December 31, 2000:

                                                   OPTIONS OUTSTANDING                         OPTIONS EXERCISABLE
                                     -------------------------------------------------  -----------------------------------
                                                      WEIGHTED
                                                      -AVERAGE
                                                      REMAINING           WEIGHTED                             WEIGHTED
                     EXERCISE         NUMBER OF       CONTRACTUAL         AVERAGE          NUMBER OF          -AVERAGE
                      PRICES           OPTIONS       LIFE (YEARS)      EXERCISE PRICE       OPTIONS        EXERCISE PRICE
              -------------------    -------------  ----------------   ---------------  ----------------   ----------------

               $       0.24                65,000        3.06       $        0.24              19,000     $       0.24
                       1.44               505,500        3.95                1.44              91,100             1.44
                       2.44                10,000        4.62                2.44                  --               --
                       2.93               312,000        4.77                2.93              31,250             2.93
                                     -------------  ----------------                    ----------------

                                          892,500        4.18       $        1.88             141,350     $       1.61
                                     =============  ================                    ================




                                       11                            (Continued)

                                 KISS.COM, INC.

                          Notes to Financial Statements

                           December 31, 2000 and 1999




       Total exercisable options and their weighted average exercise price at December 31, 1999 were 6,000 and $0.24, respectively.

       Pro forma information regarding net loss and net loss per share required by SFAS No. 123 has been determined as if the Company had accounted for its employee stock options under the fair value method. The fair value of options granted to employees in 1999 and 2000 is estimated on the date of grant using the minimum value method assumptions: risk-free interest rates ranging from 5.17% to 6.69% in 2000 and 4.6% to 6.19% in 1999;
       expected option life of five years; and dividend yield rate of 0%.

       For purposes of pro forma disclosures, the estimated fair value of the employee options is amortized to expense over the options' vesting period. The Company's pro forma information follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                        ------------------------------------------
                                                                               2000                   1999
                                                                        -------------------    -------------------

                  Net loss:
                      As reported ..............................     $        (1,083,809)            (2,002,976)
                      SFAS No. 123 pro forma net loss ..........              (1,262,828)            (2,010,933)
                                                                        ===================    ===================



(8)    SUBSEQUENT EVENT

       On March 29, 2001, the Company was acquired by uDate.com, Inc., a Delaware corporation, and was merged into KCI Acquisition Corp., a Delaware corporation and wholly owned subsidiary of uDate.com, Inc.





                                       12